Covid-19 Program May 28, 2020 Exhibit 99.2

Forward looking statements This presentation has been prepared by Aerpio Pharmaceuticals (“we”, “us” or the “Company”) and includes forward-looking statements. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, our product candidates, including razuprotafib, the clinical development plan therefor and the therapeutic potential thereof, our plans and expectations with respect to razuprotafib and the development therefor and therapeutic potential thereof in addressing COVID-19. Forward-looking statements speak only as of the date hereof unless it is stated otherwise. Although we believe that the expectations reflected in these forward-looking statements are reasonable, actual results could differ from those projected due to several risk factors. Such factors include, among others, the continued development of GB004 and maintaining and deriving the intended benefits of the Company’s collaboration with Gossamer Bio; ability to continue to develop razuprotafib or other product candidates, including in indications related to COVID-19; the inherent uncertainties associated with the drug development process, including uncertainties in regulatory interactions, the design of planned or future clinical trials, commencing clinical trials and enrollment of patients in clinical trials; obtaining any necessary regulatory clearances in order to commence and conduct planned or future clinical trials; the impact of the ongoing COVID-19 pandemic on the Company’s business operations, including research and development efforts and the ability of the Company to commence, conduct and complete its planned clinical activities; and competition in the industry in which the Company operates and overall market conditions; and the additional factors set forth in our most recent Annual Report on Form 10-K, as updated by our subsequent Quarterly Reports on Form 10-Q and our other subsequent filings with the Securities and Exchange Commission. This presentation also contains estimates and other statistical data made by independent parties and by us. Management bases all estimates and projections as to events that may occur in the future (including projections of revenue, development plans and timing of clinical trial results) upon their best judgments as of the date of this presentation. Whether or not such estimates or projections may be achieved will depend upon the Company achieving its overall business objectives and the availability of funds. The Company does not guarantee that any of these projections will be attained. Actual results will vary from the projections, and such variations may be material. New risks emerge from time to time, and except as required by law, neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. Solely for convenience, the trade names, trademarks or service marks in this presentation are referred to without the symbols ® and ™, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Covid-19 Program: Aerpio Invited into I-SPY Network Aerpio has been selected to participate in the I-SPY clinical platform to treat respiratory distress (ARDS) in Covid-19 patients with razuprotafib (AKB-9778) I-SPY (Quantum Leap Health Collaborative, QLHC) – invited Aerpio into their platform trial to treat severe Covid-19 patients; I-SPY network supports clinical sites and acts as the clinical CRO for their sites with the target to treat 120 severe Covid-19 patients. Aerpio supplies drug and provides regulatory support for the trial. Drug supply already produced to support a fast start up of the trial. Aerpio (razuprotafib = AKB-9778) was one of four drugs selected to be included in the I-SPY platform trial and is the highest priority drug on their platform (dozens of programs were evaluated)

I-SPY – Quantum Leap Healthcare Collaborative (QLHC) Originally formed as collaborative network to run rapid trials using adaptive design in oncology to optimize drug combinations and new entities for cancer; Leadership from UCSF Medical School, Carolyn Calfee, MD, Professor of Medicine and Critical Care UCSF; and Laura Esserman, MD, Co-Principal Investigator of I-SPY2, Member, QLHC Board of Directors Initiated I-SPY2 trial in their collaborative network to run a platform trial in Covid-19 patient March 17th 2020 I-SPY Has selected 4 drugs to include in Covid Network Trial with Aerpio’s drug as top priority “Aerpio’s drug is the one that most excites the investigators.” Dr. Michael Matthay Professor of Pulmonary and Critical Care Medicine, UCSF and ISPY investigator Covid Grant: Background I-SPY (QLHC) Organization

Aerpio COVID-19 Steering Committee Member Affiliation Dr. Gordon Bernard Professor of Medicine, Melinda Owen Bass Chair in Medicine, Associate Vice Chancellor for Research, Vanderbilt University Medical Center Dr. Chris Kontos Professor of Medicine, Professor of Pharmacology and Cancer Biology, Duke University Dr. Michael Lotze Professor of Surgery, Immunology and Bioengineering, Vice Chair of Research, Department of Surgery, University of Pittsburgh Dr. John Marshall Professor of Surgery, St. Michael's Hospital, University of Toronto Dr. Samir Parikh Associate Professor of Medicine, Director, Center for Vascular Biology Research Associate Vice Chair for Research, Department of Medicine Beth Israel Deaconess Medical Center, Harvard Medical School Dr. Marc Pritzker Professor of Medicine, Surgery and Biomedical Innovation, Cardiovascular Division, University of Minnesota Dr. Wesley Self Associate Professor of Emergency Medicine, Vanderbilt University Medical Center Strong Support from Highly Regarded Steering Team; received significant input on trial design and introductions to I-SPY team

Covid-19 Program: Summary of Science Supporting Hypothesis (detailed slides in next section) Preclinical: Multiple animal models performed by collaborators show that Tie2 activation rescues animals from “cytokine storm” associated with ARDS and sepsis Both Tie2 and VE-PTP highly expressed in lung Tie2 activation inhibits NF kappa B which is a known pro-inflammatory mediator in vascular endothelial cells (data published by collaborators) Clinical: Aerpio clinical data demonstrates eNOS activation (via acute blood pressure reduction) which supports vascular stabilizing anti-inflammatory effect Aerpio clinical data demonstrates lowering of C-reactive protein (CRP) a marker of vascular inflammation. Covid-19 patients have dramatically high levels of CRP Several recent articles demonstrate that Covid-19 infection produces a “vasculitis” that results in profound leak of fluid and inflammatory cells into the lung

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Aerpio COVID-19 Timeline: Phase 2 Safety and Efficacy Milestone Q1 2021 IND and Protocol Submission 2020 Study Startup COVID-19 SC DP Manufacture Phase 2 COVID-19 Treatment Study Conduct N=180 ; 10-20 sites 2021 Pre-IND Meeting Request Pre-IND Meeting Request ARDS IND Number DP Release and Shipment

Covid-19 Program: Scientific Rationale May 28, 2020

COVID-19 Associated Respiratory Failure: A Deadly Pandemic without a Treatment DOI: 10.1097/CCM.0000000000004363 Most recommendations “Weak” or “uncertain” Older antivirals have failed, the scientific rationale for chloroquine is tenuous Remdesivir shows activity and gets EUA, but is “not a magic bullet” No therapies addressing the host response other than immune modulators

COVID-19 is a Rapidly Progressive Viral Infection that Quickly Leads to Respiratory Failure Rapid progression to respiratory failure leads to mortality and overwhelms the healthcare system (ICU and ventilator capacity) What is needed is an effective host targeted intervention to ameliorate progression of the pulmonary pathology ~30% progress to ARDS within 2 days of admission

The SARS-CoV-2 Receptor, ACE2, is Expressed on Pulmonary Epithelium **and Endothelium** Indicating both are Disease Targets



SARS-CoV
SARS from 2002-2003
&
SARS-Cov-2
COVID-19
Attachment protein "spike"
The spike protein of SARS-CoV-2 is primed by TMPRSS2
Activation
Attachment
SARS-Cov-2 uses the ACE2 receptor for host cell entry
TMPRSS2
Angiotensin converting enzyme (ACE2)
Host cell



A
B

ACE2 expression in normal lung tissue: overview (A) and higher magnification (B). Positive staining for ACE2 is clearly present on alveolar epithelial cells (arrow) and microvessel/capillary endothelium (arrow-head).

Association of Coronavirus Disease 2019 (COVID-19) With Myocardial Injury and Mortality
Robert O. Bonow, MD, MS; Gregg C. Fonarow, MD; Patrick T. O'Gara, MD; Clyde W. Yancy, MD, MSc
JAMA Cardiology Published online March 27, 2020

"It is noteworthy that the articles from China by Shi et al,[10] Guo et al,[11] and Yang and Zin[12] address the unique marked affinity of SARS-CoV-2 for the host angiotensin-converting enzyme 2 receptor, which has been shown previously for other coronaviruses,[13] raising the possibility of direct viral infection **of vascular endothelium** and myocardium."

Tissue distribution of ACE2 protein, the functional receptor for SARS coronavirus. A first step in understanding SARS pathogenesis
I Hamming, W Timens, MLC Bulthuis, AT Lely, GJ Navis and H van Goor
J Pathol 2004; 203: 631–637

"ACE2 was present in **arterial and venous endothelial cells** and arterial smooth muscle cells in all organs studied."

The pulmonary endothelium in acute respiratory distress syndrome: insights and therapeutic opportunities
Fraser R Millar, Charlotte Summers, Mark J Griffiths, Mark R Toshner and Alastair G Proudfoot
Thorax 2016;71:462–473. doi:10.1136/thoraxjnl-2015-207461

"The pulmonary endothelium is increasingly seen as pivotal in both the progression and the resolution of ARDS and is therefore primed as a therapeutic target."

11

COVID-19 can Infect and Replicate in Human Capillary Organoids Monteil et al. Cell Correspondence https://doi.org/10.1016/j.cell.2020.04.004

Endothelial Cell Infection and “Endotheliitis” in COVID-19


A
B
C
D

***Figure*: Pathology of endothelial cell dysfunction in COVID-19**
(A, B) Electron microscopy of kidney tissue shows viral inclusion bodies in a peritubular space and viral particles in endothelial cells of the glomerular capillary loops. Aggregates of viral particles (arrow) appear with dense circular surface and lucid centre. The asterisk in panel B marks peritubular space consistent with capillary containing viral particles. The inset in panel B shows the glomerular basement membrane with endothelial cell and a viral particle (arrow; about 150 nm in diameter). (C) Small bowel resection specimen of patient 3, stained with haematoxylin and eosin. Arrows point to dominant mononuclear cell infiltrates within the intima along the lumen of many vessels. The inset of panel C shows an immunohistochemical staining of caspase 3 in small bowel specimens from serial section of tissue described in panel D. Staining patterns were consistent with apoptosis of endothelial cells and mononuclear cells observed in the haematoxylin-eosin-stained sections, indicating that apoptosis is induced in a substantial proportion of these cells. (D) Post-mortem lung specimen stained with haematoxylin and eosin showed thickened lung septa, including a large arterial vessel with mononuclear and neutrophilic infiltration (arrow in upper inset). The lower inset shows an immunohistochemical staining of caspase 3 on the same lung specimen; these staining patterns were consistent with apoptosis of endothelial cells and mononuclear cells observed in the haematoxylin-eosin-stained sections. COVID-19=coronavirus disease 2019.

“Our findings show the presence of viral elements within endothelial cells and an accumulation of inflammatory cells, with evidence of endothelial and inflammatory cell death. These findings suggest that SARS-CoV-2 infection facilitates the induction of endotheliitis in several organs as a direct consequence of viral involvement (as noted with presence of viral bodies) and of the host inflammatory response. In addition, induction of apoptosis and pyroptosis might have an important role in endothelial cell injury in patients with COVID-19. COVID-19- endotheliitis could explain the systemic impaired microcirculatory function in different vascular beds and their clinical sequelae in patients with COVID-19. This hypothesis provides a rationale for therapies to stabilise the endothelium while tackling viral replication, particularly with anti-inflammatory anti-cytokine drugs, ACE inhibitors, and statins.7–11 This strategy could be particularly relevant for vulnerable patients with pre-existing endothelial dysfunction, which is associated with male sex, smoking, hypertension, diabetes, obesity, and established cardiovascular disease, all of which are associated with adverse outcomes in COVID-19.”

Varga et al. The Lancet April 17, 2020 https://doi.org/10.1016/ S0140-6736(20)30937-5

13

Patient Characteristics Associated with Endothelial Dysfunction and Vascular Injury are Risk Factors for ARDS and Mortality

Table 4. Bivariate Cox Regression of Factors Associated With ARDS Development or Progression From ARDS to Death

Patient characteristics and findings	ARDS HR (95% CI)	ARDS P value	Death HR (95% CI)	Death P value
Clinical characteristics				
Age (≥65 vs <65), y	3.26 (2.08-5.11)	<.001	6.17 (3.26-11.67)	<.001
Gender (male vs female)	1.47 (0.92-2.36)	.11	0.56 (0.30-1.05)	.07
Highest patient temperature (≥39 °C vs <39 °C)	1.77 (1.11-2.84)	.02	0.41 (0.21-0.82)	.01
Comorbidities				
Hypertension (yes vs no)	1.82 (1.13-2.95)	.01	1.70 (0.92-3.14)	.09
Diabetes (yes vs no)	2.34 (1.35-4.05)	.002	1.58 (0.80-3.13)	.19
Laboratory findings				
Infection-related indices				
hs-CRP, mg/L (>5 vs ≤5)	4.81 (1.52-15.27)	.008	NA	NA
IL-6, pg/L	1.02 (1.00-1.05)	.09	1.03 (1.01-1.05)	.01
ESR, mm/h	1.01 (1.00-1.02)	.19	1.01 (0.99-1.02)	.32
Serum ferritin, ng/mL (>300 vs ≤300)	3.53 (1.52-8.16)	.003	5.28 (0.72-38.48)	.10
Coagulation function				
PT, s	1.56 (1.32-1.83)	<.001	1.08 (0.84-1.38)	.54
APTT, s	0.97 (0.94-1.01)	.13	0.96 (0.91-1.00)	.06
D-dimer, µg/mL	1.03 (1.01-1.04)	<.001	1.02 (1.01-1.04)	.002

Risk Factors Associated With Acute Respiratory Distress Syndrome and Death in Patients With Coronavirus Disease 2019 Pneumonia in Wuhan, China
Chaomin Wu, MD; Xiaoyan Chen, MD; Yanping Cai, MD; et al
JAMA Intern Med. Published online March 13, 2020.
doi:10.1001/jamainternmed.2020.0994

"Of 201 patients, the median age was 51 years (interquartile range, 43-60 years), and 128 (63.7%) patients were men. Eighty-four patients (41.8%) developed ARDS, and of those 84 patients, 44 (52.4%) died."

Cardiovascular Considerations for Patients, Health Care Workers, and Health Systems During the Coronavirus Disease 2019 (COVID-19) Pandemic
Elissa Driggin, et al.
JACC https://doi.org/10.1016/j.jacc.2020.03.031 JAC 27204

"Increased case-fatality rates in the previously referenced analysis of 44,672 confirmed COVID-19 cases from Wuhan, China were noted in patients with CVD (10.5%), diabetes (7.3%), hypertension (6.0%), all notably higher than the overall case-fatality rate of 2.3%."

14

Tie2 is a transmembrane receptor found on endothelial cells, the foundation for vascular stability Tie2 activity… Maintains integrity of endothelial cell junctions Enhances endothelial cell function and viability Inhibits vascular inflammation Inactive Tie2 = Vascular Destabilization Promotes endothelial dysfunction and pathologic vascular inflammation and leakage Enables pathologic neovascularization Tie2 Receptor Phosphate Active Tie2 is Essential for Maintaining Endothelial Function and Vascular Stability Blood vessel lumen

Hypothesis: Restoring Tie2 Activation Enhances Endothelial Function and Vascular Stability to Improve Outcomes in COVID-19 Figure 1: ARDS pathophysiology and Tie2. Left schema from collaborator B. Taylor Thompson, et al. NEJM 2017. Tie2 activation exerts multiple salutary effects. * References available on request

Tie2 Signaling in Health (left) and in COVID-19/ARDS (right) Leligdowicz et al. Frontiers in Immunol, 2018 doi: 10.3389/fimmu.2018.00838 Razuprotafib (AKB-9778) VE-PTP, the molecular target of Razuprotafib, is the most downstream negative regulator of Tie2 Razuprotafib inhibits VE-PTP restoringTie2 activation and vascular stability to improve outcomes in COVID-19/ARDS

Circulating Angpt2 Correlates with Disease Severity and Predicts Mortality in Septic and ARDS Patients



(a)
p < 0.0001
n.s.
Serum Ang-1 (ng/ml)
128
64
32
16
8
4
2
1
0.5
0.25
0.125
Controls
No sepsis
Severe sepsis
Septic shock
(b)
p < 0.0001
n.s.
p < 0.0001
Serum Ang-2 (ng/ml)
128
64
32
16
8
4
2
1
0.5
0.25
Controls
No sepsis
Severe sepsis
Septic shock
(c)
p < 0.0001
n.s.
n.s.
Serum VEGF (pg/ml)
2048
1024
512
256
128
64
32
16
8
4
2
Controls
No sepsis
Severe sepsis
Septic shock

Angiopoietin-2 Levels as Predictors of Outcome in Mechanically Ventilated Patients with Acute Respiratory Distress Syndrome.
Tsangaris et al. *Disease Markers*, Vol 2017
https://doi.org/10.1155/2017/6758721

Plasma Angiopoietin-2 Predicts the Onset of Acute Lung Injury in Critically Ill Patients.
Agrawal et al. *Am J Respir Crit Care Med,* Vol 187: 736–742, 2013

Plasma angiopoietin-2 in clinical acute lung injury: Prognostic and pathogenetic significance.
Calfee et al. *Crit Care Med,* 40(6): 1731–1737, 2012
doi:10.1097/CCM.0b013e3182451c87

43 patients:
12 severe sepsis
17 septic shock
14 critically ill (not septic)

29 age and gender matched HVs

Kumpers et al. Critical Care 12:R147, 2008



1.0
0.8
0.6
0.4
0.2
0.0
Proportion surviving
Ang-2 < Median
Ang-2 > Median
p = 0.009
0
10
20
30
Survival (days)

Kaplan-Meier curves of survival stratified to Angiopoietin (Ang) 2.
(less versus greater than median; Log rank test p = 0.009).

18

Lilly Advances Anti-Angpt2 Antibody (LY3127804)

BioSpace

Eli Lilly to Begin Testing RA Drug Olumiant and an Anti-Ang2 Drug in COVID-19 Patients

Eli Lilly is also advancing LY3127804, an investigational selective monoclonal antibody against Angiopoietin 2 (Ang2), to Phase II testing in pneumonia patients hospitalized with COVID-19 who are at a higher risk of progressing to acute respiratory distress syndrome (ARDS). Ang2 is known to be elevated in ARDS patients and Lilly will test whether inhibiting the effects of Ang2 with a monoclonal antibody can reduce the progression to ARDS or the need for mechanical ventilation in COVID-19 patients, Eli Lilly said. The study with LY3127804 is expected to begin later this month at multiple sites in the United States (NCT04342897).

https://clinicaltrials.gov/ct2/show/NCT04342897?term=LY3127804&cond=COVID&draw=2&rank=1

While this seems like a reasonable approach neutralizing Angpt2:

- Requires presence of Angpt1 to restore Tie2 activation (Regula et al. *EMBO Mol Med* 8:1265-1288, 2016)
- Does not deal with Angpt1 resistance due to increased expression of VE-PTP (Shen et al. *JCI* 124:4564-4576, 2014; Souma et al. *PNAS* 115:1298-1303, 2018; Carota et al. *J Exp Med* 216:936-949, 2019)
- Could be counter productive as Angpt2 may maintain low level of Tie2/Akt activation required for viability of stressed endothelium (Daly et al. *PNAS* 103:15491-15496, 2006)

19

Razuprotafib (AKB-9778) Preclinical Summary Razuprotafib is a highly optimized, small molecule VE-PTP inhibitor that activates Tie2, to enhance endothelial function and stabilize blood vessels, including pulmonary, renal and cerebral vasculature. VE-PTP is upregulated in “stressed” endothelium in conditions relevant to COVID-19 including diabetes, hypertension and hypoxia. Razuprotafib reduces LPS (lipopolysaccharide/endotoxin) mediated vascular leakage and leukocyte transmigration (neutrophil and lymphocyte) in the lung, two key components of COVID-19 pulmonary pathology that contribute to respiratory failure. Razuprotafib reduces lung toxicity and improved survival in a mouse model of IL2-induced cytokine storm possibly relevant to cytokine storm that is associated with poor outcomes in COVID-19. Razuprotafib improved outcomes in LPS-induced acute renal injury and cerebral ischemia indicating potential benefits of restoring Tie2 activation in crucial vascular beds outside the lung. Chronic (6-9 months) GLP toxicity studies in three species (monkey, dog and rat) at many fold over clinical exposures have been well tolerated with no dose-limiting adverse effects identified.

Razuprotafib (AKB-9778) Clinical Summary Razuprotafib administered by subcutaneous injection is highly bioavailable with a predictable, dose related pharmacokinetic profile. Razuprotafib has been dosed safely at single subcutaneous doses of up to 80 mg in healthy volunteers and 30 mg in patients with diabetes (BID for 28 days) Razuprotafib 15 mg QD or BID has been dosed safely for 12-48 weeks in over 250 patients with diabetic eye disease In diabetic patients dose with 15 mg QD or BID, there has been clear evidence of target engagement and efficacy (lower blood pressure, reduced macular edema in combination with anti-VEGF therapy, and decrease in UACR and hsCRP) Razuprotafib drug substance has been scaled up to 10 kg batches, an amount sufficient for treating 10-12,000 patients for 14 days When prepared as a solution for injection in single dose, sterile syringes, Razuprotafib is stable at room temperature for at least 2 years, making storage and dosing convenient in the non-ICU or ICU setting In summary, razuprotafib is a Phase 2/3-ready drug that restores Tie2 activation to stabilize the pulmonary vasculature providing breakthrough potential for reducing the severity of COVID-19 associated pulmonary pathology.